February 17, 2026

BNY MELLON MUNICIPAL FUNDS, INC.

BNY Mellon AMT-Free Municipal Bond Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Thomas Casey and Jeffrey Burger, CFA are the fund's primary portfolio managers, positions they have held since December 2009 and February 2026, respectively. Messrs. Casey and Burger are senior portfolio managers for tax-sensitive strategies at INA.

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The following information supersedes and replaces the information in the second paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectus:

Thomas Casey and Jeffrey Burger, CFA are the fund's primary portfolio managers, positions they have held since December 2009 and February 2026, respectively. Messrs. Casey and Burger are jointly and primarily responsible for managing the fund's portfolio. Mr. Casey is a senior portfolio manager for tax-sensitive strategies at INA. He has been employed by INA or a predecessor company of INA since 1993. Mr. Burger is a senior portfolio manager for tax-sensitive strategies at INA. He has been employed by INA or a predecessor company of INA since 2009.

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